EXHIBIT 21.1
SUBSIDIARIES OF REGISTRANT

State of
Name of U.S. Subsidiary	Incorporation

ADCIR (CO) QRS 16-60, INC.	Delaware
BEAVER MM (POL) QRS 16-56, INC.	Delaware
BLUE LOAN (DE) QRS 16-23, INC.	Delaware
BOBS (CT) QRS 16-25, INC.	Delaware
BORG (CA) QRS 16-40, INC.	Delaware
CLEAN (KY) LLC	Delaware
CLEAN (KY) QRS 16-22, INC.	Delaware
COCO (WY) QRS 16-51, INC.	Delaware
COCO-DIESEL (PA) QRS 16-53, INC.	Delaware
COCO-DIESEL (PA) TRUST	Maryland
COCO-DIESEL (PA), LP	Delaware
COCO-DORM (PA) QRS 16-52, INC.	Delaware
COCO-DORM (PA) TRUST	Maryland
COCO-DORM (PA), LP	Delaware
CONSYS (SC) QRS 16-66, INC.	Delaware
CONTAINER FINANCE (FINLAND) QRS 16-62, INC.	Delaware
CP GAL (IN) QRS 16-61, INC.	Delaware
CP GAL PLAINFIELD, LLC	Delaware
CRI (AZ-CO) QRS 16-4, INC.	Delaware
DEFEND 16 LLC	Delaware
DES-TECH (TN) LIMITED PARTNERSHIP	Delaware
DES-TECH GP (TN) QRS 16-49, INC.	Delaware
DES-TECH LP (TN) QRS 16-50, INC.	Delaware
ELL (GER) QRS 16-37, INC.	Delaware
FINISTAR (CA-TX) LIMITED PARTNERSHIP	Delaware
FINISTAR GP (CA-TX) QRS 16-21, INC.	Delaware
FINISTAR LP (DE) QRS 16-29, INC.	Delaware
FINIT (FI) LLC	Delaware
FOSS (NH) QRS 16-3, INC.	Delaware
GREENS (FINLAND) QRS 16-14, INC.	Delaware
GREENS SHAREHOLDER (FINLAND) QRS 16-16, INC.	Delaware
HINC.K 16 LP (DE) QRS 16-47, INC.	Delaware
HINC.K LANDLORD (DE) LIMITED PARTNERSHIP	Delaware
HINK (DE) QRS 16-36, INC.	Delaware
HM BENEFITS (MI) QRS 16-18, INC.	Delaware
HUNTWOOD (TX) QRS 16-8, INC.	Delaware
HUNTWOOD (TX) LIMITED PARTNERSHIP	Delaware
IMAGE (NY) QRS 16-67, INC.	Delaware
KPH (UK) QRS 16-42, INC.	Delaware
LABELS-BEN (DE) QRS 16-28 INC.	Delaware
LABELS-BEN LP (DE) QRS 16-33, INC.	Delaware
LEAD (UK) QRS 16-55, INC.	Delaware
LIBRARY (UT) QRS 16-5, INC.	Delaware
MAGS (UK) QRS 16-2, INC.	Delaware
MARC (PL) QRS 16-38, INC.	Delaware
METALS (NC) LIMITED PARTNERSHIP	Delaware
METALS GP (NC) QRS 16-24, INC.	Delaware
METALS LP (DE) QRS 16-31, INC.	Delaware
MK (MEXICO) QRS 16-48, INC.	Delaware
MK GP BEN (DE) QRS 16-45, INC.	Delaware
MK LANDLORD (DE) LIMITED PARTNERSHIP	Delaware
MK LP BEN (DE) QRS 16-46, INC.	Delaware
MK-BEN (DE) LIMITED PARTNERSHIP	Delaware
MK-GP (DE) QRS 16-43, INC.	Delaware
MK-LP (DE) QRS 16-44, INC.	Delaware
MPH (UK) QRS 16-41, INC.	Delaware
PEN (UK) QRS 16-54, INC.	Delaware
PG (MULTI) TRUST	Maryland
PG (MULTI-16) L. P.	Delaware
PG (MULTI-16) QRS 16-7, INC	Delaware
PG- TRUSTEE (CAN) QRS 16-10, INC.	Delaware
PG-BEN (CAN) QRS 16-9, INC.	Delaware
PIPES (UK) QRS 16-59, INC.	Delaware
PLANTS (SWEDEN) QRS 16-13, INC.	Delaware
PLANTS SHAREHOLDER (SWEDEN) QRS 16-15, INC.	Delaware
PLASTIC II (IL) LLC	Delaware
PLASTIC II (IL) QRS 16-27, INC.	Delaware
POHJ LANDLORD (FINLAND) LLC	Delaware
POHJ MEMBER (FINLAND) QRS 16-20, INC.,	Delaware
POL (PL) QRS 16-39, INC.	Delaware
POL-BEAVER LLC	Delaware
POLY (MULTI) LIMITED PARTNERSHIP	Delaware
POLY GP (MULTI) QRS 16-35, INC	Delaware
POLY LP (MD) TRUST	Maryland
PORTS (FINLAND) LLC	Delaware
PORTS (FINLAND) QRS 16-63, INC.	Delaware
PRINTS (UK) QRS 16-1, INC.	Delaware
QRS 16-GLOBAL PAYING AGENT, INC.	New York

State of
Name of U.S. Subsidiary	Incorporation

REYHOLD (NY) QRS 16-32, INC.	Delaware
RM LANDLORD (KY-NV) LLC	Delaware
RM MEMBER (KY-NV) QRS 16-26, INC.	Delaware
RUBBERTEX (TX) QRS 16-68, INC.	Delaware
SEALTEX (DE) QRS 16-69, INC.	Delaware
STEELS (UK) QRS 16-58, INC.	Delaware
STOR-MOVE UH 16 BUSINESS TRUST	Massachusetts
SUN (SC) QRS 16-11, INC.	Delaware
TELC (NJ) QRS 16-30, INC.	Delaware
THIDS (DE) QRS 16-17, INC	Delaware
TITO (FI) QRS 16-6, INC	Delaware
UH STORAGE (DE) LIMITED PARTNERSHIP	Delaware
URUBBER (TX) LIMITED PARTNERSHIP	Delaware
UTI-SAC (CA) QRS 16-34, INC.	Delaware
VALES MEMBER GERMANY (DE) QRS 16-65, INC.	Delaware
VALVES GERMANY (DE) QRS 16-64, INC.	Delaware
WILL-PRO (LA) LIMITED PARTNERSHIP	Delaware
WILL-PRO (LA) QRS 16-57, INC.	Delaware
WILL-PRO (MD) TRUST	Maryland
XPD (NJ) LLC	Delaware
XPD MEMBER (NJ) QRS 16-12, INC.	Delaware

Country of
Name of Foreign Subsidiary	Incorporation

BBA 1 INVEST	France
BBA II INVEST	France
BORNEO AGENCIES LTD.	Thailand
DFENCE BELGIUM 16 SPRL	Belgium
KINNITEISTO OY TIETOIE 6	Finland
KINNITEISTO OY TIETOKILO 1-2	Finland
PG-NOM (ALBERTA), INC.	Canada
THAL DFENSE AUBAGNE	France
THAL DFENSE CONFLANS	France
THAL DFENSE LAVAL	France
THAL DFENSE GUYANCOURT SNC	France
THAL DFENSE YMARE	France
TIETOKILO HOLDING OY	Finland
TISSUE SARL	France
WEGELL GMBH	Germany